                                                                Exhibit 99.2 (i)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2003-S1

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated January 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President





Certified March 2, 2004

                                                               Exhibit 99.2 (ii)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2003-S2

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated March 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President



Certified March 2, 2004

                                                              Exhibit 99.2 (iii)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2003-S3

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated February 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President



Certified March 2, 2004

                                                               Exhibit 99.2 (iv)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2003-S4

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated May 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President



Certified March 2, 2004

                                                                Exhibit 99.2 (v)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2003-S5

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated June 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President



Certified March 2, 2004

                                                               Exhibit 99.2 (vi)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2003-S6

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated June 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer, and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President



Certified March 2, 2004

                                                              Exhibit 99.2 (vii)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2003-S7

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated July 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President



Certified March 2, 2004

                                                             Exhibit 99.2 (viii)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2003-S8

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated August 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President



Certified March 2, 2004

                                                               Exhibit 99.2 (ix)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2003-S9

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated September 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President



Certified March 2, 2004

                                                                Exhibit 99.2 (x)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                   MORTGAGE PASS THROUGH CERTIFICATE 2003-S10

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated October 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President



Certified March 2, 2004

                                                               Exhibit 99.2 (xi)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                   MORTGAGE PASS THROUGH CERTIFICATE 2003-S11

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated October 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President



Certified March 2, 2004

                                                              Exhibit 99.2 (xii)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                   MORTGAGE PASS THROUGH CERTIFICATE 2003-S12

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated November 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President



Certified March 2, 2004

                                                             Exhibit 99.2 (xiii)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                   MORTGAGE PASS THROUGH CERTIFICATE 2003-S13

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated November 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President



Certified March 2, 2004

                                                              Exhibit 99.2 (xiv)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                   MORTGAGE PASS THROUGH CERTIFICATE 2003-S14

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated December 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President


Certified March 2, 2004

                                                               Exhibit 99.2 (xv)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                   MORTGAGE PASS THROUGH CERTIFICATE 2003-S15

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated December 1, 2003 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.



/s/ Lucy P. Gambino
-------------------
Lucy P. Gambino
Vice President



Certified March 2, 2004